UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22673

PIMCO Dynamic Income Fund
(Exact name of registrant as specified in charter)

1633 Broadway New York, New York		10019
(Address of principal executive offices)		(Zip code)

Lawrence G. Altadonna – 1633 Broadway New York, New York 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	March 31, 2014

Date of reporting period:	June 30, 2013

Item 1. Schedule of Investments

PIMCO Dynamic Income Fund Schedule of Investments

June 30, 2013 (unaudited)

Principal Amount (000s)		Value*
MORTGAGE-BACKED SECURITIES - 103.4%
£13,081	Alba PLC, 0.769%, 12/15/38 CMO (m)	$13,932,878
	American Home Mortgage Assets Trust, CMO,
$12,484	0.483%, 8/25/37 (m)	3,203,116
14,741	6.25%, 6/25/37	9,703,976
	American Home Mortgage Investment Trust, CMO (m),
10,058	0.493%, 9/25/45 (k)	8,876,487
9,739	0.793%, 2/25/44	2,584,846
	Banc of America Alternative Loan Trust, CMO,
353	0.593%, 5/25/35 (m)	251,238
845	6.00%, 6/25/37	644,928
330	6.00%, 6/25/46	270,659
	Banc of America Funding Corp., CMO (m),
15,300	zero coupon, 7/26/36 (a)(d)	9,841,717
34,515	0.402%, 4/20/47 (k)	25,140,691
4,612	0.642%, 2/20/35	1,255,412
533	2.894%, 1/20/47	418,674
865	3.032%, 1/25/35	431,025
4,772	Banc of America Funding Trust, 2.869%, 3/20/36 CMO (m)	3,955,829
	Banc of America Mortgage Trust, CMO (m),
471	2.997%, 10/20/46	281,998
2,565	3.03%, 1/25/36	2,300,034
	Banc of America Re-Remic Trust, CMO (a)(d),
13,000	5.383%, 12/15/16 (k)	13,691,288
38,264	5.665%, 2/17/51 (g)(m)	40,187,381
€4,102	Bancaja 8 Fondo de Titulizacion de Activos, 0.317%, 10/25/37 CMO (m)	4,463,746
	BCAP LLC Trust, CMO (a)(d),
$7,018	2.328%, 7/26/45 (b)(l)(m) (acquisition cost - $5,649,452; purchased 3/13/13)	5,788,376
14,380	2.759%, 5/26/36 (m)	9,910,061
8,051	4.997%, 3/26/35 (m)	6,970,067
26,855	5.012%, 4/26/37 (m)	14,295,387
6,052	5.159%, 10/26/35 (m)	5,271,158
6,327	5.251%, 6/26/47 (m)	5,137,392
12,685	5.50%, 12/26/35	10,186,664
4,770	5.604%, 7/26/35 (m)	4,054,644
8,578	6.00%, 8/26/37 (m)	4,943,686
12,515	Bear Stearns ALT-A Trust, 0.393%, 2/25/34 CMO (k)(m)	7,991,729
€29,982	Celtic Residential Irish Mortgage Securitisation No. 9 PLC, 0.359%, 11/13/47 CMO (m)	32,239,108
10,749	Celtic Residential Irish Mortgage Securitisation No. 10 PLC, 0.45%, 4/10/48 CMO (m)	11,293,564
8,614	Celtic Residential Irish Mortgage Securitisation No. 11 PLC, 0.468%, 12/14/48 CMO (m)	9,530,494
5,300	Celtic Residential Irish Mortgage Securitisation No. 12 Ltd., 0.409%, 3/18/49 CMO (m)	5,346,525
$5,384	Chase Mortgage Finance Trust, 5.005%, 3/25/37 CMO (k)(m)	4,435,476
	Citigroup Mortgage Loan Trust, Inc., CMO (m),
1,781	2.57%, 3/25/36	1,608,134
10,125	3.027%, 9/25/37 (k)	8,080,691
	Countrywide Alternative Loan Trust, CMO,
28,225	0.383%, 9/25/46 (k)(m)	18,485,003
30,943	0.764%, 12/25/35 IO	422,868
32,657	0.923%, 11/25/35 (k)(m)	26,242,301
15,538	1.018%, 11/25/46 (k)(m)	9,229,470
24,604	1.545%, 12/25/35 IO	1,757,650
544	5.50%, 2/25/20	544,805
5,443	5.50%, 7/25/35 (k)	4,958,292
19,038	5.50%, 12/25/35 (k)	15,485,010
364	5.50%, 1/25/36	329,525
5,170	5.50%, 4/25/37 (k)	3,854,528
509	5.75%, 1/25/36	446,129
17,997	5.75%, 1/25/37 (k)	14,094,821
5,963	5.75%, 4/25/37 (k)	5,103,585
880	6.00%, 6/25/36	753,951
361	6.00%, 12/25/36	261,479
4,671	6.00%, 1/25/37 (k)	4,009,421
1,625	6.00%, 2/25/37	1,221,007
12,139	6.00%, 4/25/37 (k)	9,115,094
12,044	6.00%, 5/25/37 (k)	9,346,913
5,306	6.00%, 7/25/37 (k)	4,691,652
21,732	6.957%, 7/25/36 IO (m)	6,038,632
2,325	37.842%, 5/25/37 (b)(m)	4,338,129
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
416	0.493%, 3/25/35 (k)(m)	361,734
4,284	0.533%, 3/25/36 (m)	1,918,564
25	5.00%, 11/25/35	22,215
22,870	5.452%, 6/25/47 (k)(m)	20,202,550
382	5.50%, 12/25/34	326,932

PIMCO Dynamic Income Fund Schedule of Investments

June 30, 2013 (unaudited)

$185		5.50%, 11/25/35	$166,749
749		6.00%, 7/25/37	665,666
10		6.00%, 8/25/37	8,649
10,261		6.00%, 8/25/37 (k)	9,245,824
540		6.00%, 1/25/38	471,147
		Credit Suisse Mortgage Capital Certificates, CMO,
3,000		1.413%, 10/15/21 (a)(d)(m)	2,936,865
11,208		2.845%, 7/26/49 (a)(d)(m)	6,515,098
27,326		3.292%, 4/26/35 (a)(d)(m)	22,074,492
88,639		4.587%, 2/27/47 (a)(d)(k)(m)	65,436,439
14,410		4.954%, 7/26/37 (a)(d)(k)(m)	7,932,454
12,950		5.569%, 2/15/39 (k)(m)	13,845,305
10,000		5.692%, 4/16/49 (a)(d)(k)(m)	10,913,260
24,017		7.00%, 8/26/36 (a)(d)	9,405,653
5,239		7.00%, 8/27/36 (a)(d)	3,754,732
		Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust, CMO,
13,488		5.896%, 4/25/36	12,612,061
8,440		6.50%, 10/25/21 (k)	7,175,453
19,458		6.50%, 7/26/36 (k)	9,691,422
2,627		Deutsche ALT-A Securities, Inc. Alternate Loan Trust, 6.00%, 10/25/21 CMO (k)	2,313,999
		Diversity Funding Ltd., CMO (m),
£8,846		2.221%, 2/10/46	12,381,112
1,310		2.571%, 2/10/46	1,218,793
1,193		3.071%, 2/10/46	752,550
1,170		3.571%, 2/10/46	281,951
702		4.821%, 2/10/46	79,967
234		5.321%, 2/10/46 (f)	17,652
247		5.421%, 2/10/46 (f)	14,875
€32,766		Emerald Mortgages No. 4 PLC, 0.24%, 7/15/48 CMO (m)	32,893,540
2,457		European Property Capital 3 EPC, 0.799%, 5/22/15 CMO (m)	1,738,585
$11,100		Extended Stay America Trust, 7.625%, 12/5/19 CMO (a)(d)	11,260,415
		First Horizon Alternative Mortgage Securities Trust, CMO (m),
14,107		2.297%, 8/25/35	2,922,931
2,894		6.907%, 11/25/36 IO (b)	881,108
1,342		First Horizon Mortgage Pass-Through Trust, 5.50%, 8/25/37 CMO	1,232,345
7,958		GMAC Commercial Mortgage Securities, Inc., 4.915%, 12/10/41 CMO (k)	8,205,550
5,572		Greenpoint Mortgage Funding Trust, 0.393%, 12/25/46 CMO (m)	2,361,335
		GSR Mortgage Loan Trust, CMO,
390		3.15%, 11/25/35 (k)(m)	357,841
—	(h)	5.50%, 5/25/36	305
1,864		6.50%, 8/25/36 (m)	1,492,168
		Harborview Mortgage Loan Trust, CMO (m),
28		0.382%, 1/19/38	22,531
28,448		0.432%, 3/19/36 (k)	19,324,279
13,946		0.442%, 1/19/36 (k)	9,065,449
16,220		0.842%, 6/20/35 (k)	7,929,665
3,684		1.092%, 6/20/35	905,211
566		Impac CMB Trust, 0.913%, 10/25/34 CMO (m)	459,711
29		Impac Secured Assets Trust, 0.303%, 5/25/37 CMO (m)	18,461
8,966		IndyMac IMSC Mortgage Loan Trust, 2.859%, 6/25/37 CMO (k)(m)	6,487,374
159		IndyMac INDA Mortgage Loan Trust, 5.271%, 3/25/37 CMO (m)	135,213
		IndyMac Index Mortgage Loan Trust, CMO (m),
7,394		0.393%, 11/25/46 (k)	3,760,410
4,700		0.443%, 2/25/37	2,293,722
688		0.493%, 7/25/36	538,341
753		2.581%, 2/25/35	628,389
		JPMorgan Alternative Loan Trust, CMO (k),
55,863		0.393%, 6/25/37 (m)	28,856,506
13,255		5.85%, 11/25/36 (m)	11,607,187
10,000		5.96%, 12/25/36	8,340,250
5,000		6.31%, 8/25/36	3,702,390
75,398		JPMorgan Chase Commercial Mortgage Securities Corp., 2.206%, 6/15/45 CMO, IO (k)(m)	8,014,094
		JPMorgan Mortgage Trust, CMO (m),
11,431		2.781%, 6/25/37 (k)	9,104,747
9,294		5.462%, 4/25/37 (k)	8,325,186
2,594		5.679%, 10/25/36	2,317,838
8,782		KGS Alpha SBA, 1.055%, 4/25/38 CMO (a)(b)(d)(g)(l) (acquisition cost - $456,257; purchased 10/18/12)	472,928
		Lavendar Trust, CMO (a)(d),
7,569		5.50%, 9/26/35	5,245,388
18,331		6.00%, 11/26/36	11,910,484
10,913		LB Commercial Mortgage Trust, 6.081%, 7/15/44 CMO (k)(m)	12,096,899
		LB-UBS Commercial Mortgage Trust, CMO (k)(m),
298,604		0.26%, 2/15/40 IO (a)(d)	4,095,808
7,751		5.452%, 9/15/39	8,149,324
		Lehman Mortgage Trust, CMO,
224		5.50%, 11/25/35	219,178
2,431		6.00%, 8/25/36	2,070,202
1,608		6.00%, 9/25/36	1,276,596
11,642		6.50%, 9/25/37 (k)	10,092,360
49,139		7.25%, 9/25/37 (k)	25,843,945
		Lehman XS Trust, CMO (m),

PIMCO Dynamic Income Fund Schedule of Investments

June 30, 2013 (unaudited)

$36,910	0.473%, 7/25/37	$7,698,935
5,531	0.693%, 7/25/47	635,438
	MASTR Adjustable Rate Mortgages Trust, CMO (m),
32,227	0.393%, 5/25/47 (k)	21,020,684
6,224	0.533%, 5/25/47	1,995,649
	MASTR Alternative Loans Trust, CMO (m),
28,195	0.543%, 3/25/36 (k)	5,922,684
36,034	0.593%, 3/25/36	7,672,049
664	MASTR Asset Securitization Trust, 5.296%, 11/25/33 CMO (a)(d)(m)	18,215
	Morgan Stanley Re-Remic Trust, CMO (a)(d),
11,082	2.611%, 1/26/35 (m)	9,746,611
6,285	2.611%, 2/26/37 (m)	4,722,996
26,634	2.854%, 7/26/35 (k)(m)	17,452,027
4,998	5.292%, 9/26/35 (m)	3,989,992
7,969	6.00%, 4/26/36	4,319,757
	Newgate Funding, CMO (m),
£2,200	0.71%, 12/15/50	2,384,088
€2,750	1.46%, 12/15/50	2,948,643
5,250	1.71%, 12/15/50	5,176,497
£4,150	1.759%, 12/15/50	5,017,993
	Nomura Asset Acceptance Corp., CMO (k),
$1,047	5.82%, 3/25/47	1,052,219
17,097	6.138%, 3/25/47	17,186,027
32,601	6.347%, 3/25/47	32,771,558
1,142	NovaStar Mortgage-Backed Notes, 0.383%, 9/25/46 CMO (m)	911,551
	RBSSP Resecuritization Trust, CMO (a)(d),
20,150	2.59%, 7/26/45 (m)	17,971,779
10,153	3.072%, 2/26/36 (k)(m)	3,989,103
9,689	6.00%, 3/26/36	6,886,662
18,463	6.24%, 11/21/35 (k)(m)	11,313,541
32,153	6.804%, 11/26/35 (k)(m)	19,832,064
	Residential Accredit Loans, Inc., CMO,
14,969	0.373%, 7/25/36 (k)(m)	9,583,631
32,614	0.383%, 5/25/37 (k)(m)	24,556,381
12,584	1.168%, 1/25/46 (k)(m)	8,576,280
1,980	4.224%, 1/25/36 (m)	1,507,616
1,782	6.00%, 8/25/35	1,559,923
1,008	6.00%, 6/25/36	790,473
9,665	6.00%, 8/25/36 (k)	7,594,346
22,199	7.00%, 10/25/37 (k)	18,705,159
	Residential Asset Securitization Trust, CMO,
2,099	5.50%, 7/25/35	1,943,714
5,770	6.25%, 8/25/37	3,189,033
	Residential Funding Mortgage Securities I, CMO,
542	5.85%, 11/25/35	515,117
7,522	5.906%, 8/25/36 (k)(m)	6,743,467
4,292	6.00%, 4/25/37	3,908,421
2,601	Sequoia Mortgage Trust, 0.562%, 7/20/36 CMO (m)	1,588,118
£2,722	Southern Pacific Securities PLC, 4.006%, 12/10/42 CMO (m)	3,787,322
	Structured Adjustable Rate Mortgage Loan Trust, CMO (m),
$6,888	4.516%, 8/25/36 (k)	4,368,587
15,477	4.968%, 2/25/37 (k)	10,740,963
5,594	5.163%, 4/25/47 (k)	4,244,480
2,136	5.271%, 7/25/35	1,857,469
	Structured Asset Mortgage Investments II Trust, CMO (m),
4,098	0.363%, 3/25/37	532,404
30,905	0.383%, 7/25/46 (k)	23,331,215
	Suntrust Alternative Loan Trust, CMO (m),
28,487	0.543%, 4/25/36 (k)	9,670,421
7,699	6.957%, 4/25/36 IO	2,417,812
	TBW Mortgage-Backed Trust, CMO (k),
15,662	5.80%, 3/25/37	8,803,280
14,515	6.12%, 3/25/37	8,153,131
32,972	6.50%, 7/25/36	17,288,062
	WaMu Mortgage Pass-Through Certificates, CMO (m),
531	0.608%, 6/25/44	447,382
21,189	0.919%, 6/25/47 (k)	5,087,862
38,451	0.979%, 7/25/47 (k)	30,904,177
893	1.049%, 10/25/46	668,978
3,445	1.149%, 7/25/46	2,632,746
110	1.174%, 2/25/46	99,582
1,645	2.22%, 7/25/47 (k)	1,198,252
10,637	4.887%, 3/25/37 (k)	9,477,691
762	5.011%, 2/25/37	697,608
	Washington Mutual Alternative Mortgage Pass-Through Certificates, CMO (k),
22,577	0.433%, 1/25/47 (m)	13,061,190
9,096	6.00%, 4/25/37	7,646,142
1,316	Wells Fargo Alternative Loan Trust, 5.75%, 7/25/37 CMO	1,176,164
28,600	Wells Fargo Mortgage Loan Trust, 5.592%, 4/27/36 CMO (a)(d)(m)	26,429,181
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
1,347	2.644%, 10/25/35 (m)	1,320,461

PIMCO Dynamic Income Fund Schedule of Investments

June 30, 2013 (unaudited)

$847	6.00%, 7/25/36	$827,841
1,741	6.00%, 9/25/36	1,681,096
529	6.00%, 4/25/37	509,882
1,287	6.00%, 6/25/37 (k)	1,247,835
2,536	6.00%, 8/25/37 (k)	2,483,343
179	6.00%, 8/25/37	177,300
Total Mortgage-Backed Securities (cost-$1,255,055,602)		1,435,017,996

CORPORATE BONDS & NOTES - 34.5%
Banking - 11.0%
9,100	Banco Continental SAECA, 8.875%, 10/15/17 (a)(d)(k)	9,771,125
12,500	Banco do Brasil S.A., 5.875%, 1/19/23 (a)(d)(k)	12,093,750
€7,100	Caisse Centrale du Credit Immobilier de France S.A., 4.00%, 1/12/18 (k)	9,462,865
3,000	Citigroup, Inc., 1.469%, 11/30/17 (k)(m)	3,699,107
15,800	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 6.875%, 3/19/20 (k)	22,211,346
	Eksportfinans ASA (k),
$700	2.00%, 9/15/15	675,500
1,700	5.50%, 5/25/16	1,779,475
1,900	5.50%, 6/26/17	1,976,000
6,000	Intesa Sanpaolo SpA, 6.50%, 2/24/21 (a)(d)(k)	6,049,362
€15,800	LBG Capital No. 2 PLC, 6.385%, 5/12/20	20,375,825
$36,500	Morgan Stanley, 7.30%, 5/13/19 (k)	42,433,258
	Royal Bank of Scotland NV (k)(m),
€5,446	0.95%, 6/8/15	6,826,498
$5,000	0.974%, 3/9/15	4,808,250
€7,900	Royal Bank of Scotland PLC, 6.934%, 4/9/18 (k)	10,782,714
		152,945,075
Building Materials - 0.5%
	Corporation GEO S.A.B. de C.V. (a)(d)(f),
$300	8.875%, 3/27/22	135,000
10,530	9.25%, 6/30/20	4,738,500
5,000	Desarrolladora Homex S.A.B. de C.V., 9.75%, 3/25/20 (a)(d)(k)	1,750,000
5,000	Urbi Desarrollos Urbanos S.A.B. de C.V., 9.75%, 2/3/22 (a)(d)(f)	1,150,000
		7,773,500
Chemicals - 2.0%
25,980	Ineos Finance PLC, 7.50%, 5/1/20 (a)(d)(k)	27,733,650

Coal - 0.5%
	Mongolian Mining Corp. (k),
5,900	8.875%, 3/29/17 (a)(d)	5,044,500
1,600	8.875%, 3/29/17	1,368,000
		6,412,500
Diversified Financial Services - 6.7%
12,900	AGFC Capital Trust I, 6.00%, 1/15/67 (converts to FRN on 1/15/17) (a)(d)(k)	9,804,000
9,600	Cantor Fitzgerald L.P., 7.875%, 10/15/19 (a)(d)(k)	9,941,194
€900	Cedulas TDA 1 Fondo de Titulizacion de Activos, 0.27%, 4/8/16 (m)	1,066,625
31,700	Cedulas TDA 6 Fondo de Titulizacion de Activos, 4.25%, 4/10/31 (k)	30,412,864
$10,000	General Electric Capital Corp., 7.125%, 6/15/22 (i)	11,319,060
4,181	Jefferies LoanCore LLC, 6.875%, 6/1/20 (a)(b)(d)(l) (acquisition cost - $4,223,740; purchased 5/16/13 - 5/17/13)	4,076,475
3,500	Lazard Group LLC, 6.85%, 6/15/17 (k)	3,917,182
	SLM Corp. (k),
5,000	6.00%, 1/25/17	5,250,000
6,245	7.25%, 1/25/22	6,588,475
	Springleaf Finance Corp. (k),
2,300	6.50%, 9/15/17	2,231,000
5,400	6.90%, 12/15/17	5,325,750
15,412	Toll Road Investors Partnership II L.P., zero coupon, 2/15/45 (MBIA) (a)(b)(d)(l) (acquisition cost - $2,538,357; purchased 11/20/12)	2,568,115
		92,500,740
Electric Utilities - 0.6%
5,000	Edison Mission Energy, 7.00%, 5/15/17 (f)	2,831,250
	Energy Future Intermediate Holding Co. LLC (k),
3,100	6.875%, 8/15/17 (a)(d)	3,162,000
1,700	10.00%, 12/1/20	1,870,000
		7,863,250
Engineering & Construction - 0.9%
11,848	Alion Science and Technology Corp., 12.00%, 11/1/14 PIK (k)	12,114,392

PIMCO Dynamic Income Fund Schedule of Investments

June 30, 2013 (unaudited)

Food & Beverage - 0.5%
$2,500	BRF - Brasil Foods S.A., 5.875%, 6/6/22 (a)(d)(k)	$2,572,000
5,000	Minerva Luxembourg S.A., 7.75%, 1/31/23 (a)(d)(k)	4,987,500
		7,559,500
Household Products/Wares - 1.7%
8,236	Armored Autogroup, Inc., 9.25%, 11/1/18 (k)	7,597,710
	Reynolds Group Issuer, Inc. (k),
6,000	6.875%, 2/15/21	6,315,000
9,000	7.875%, 8/15/19	9,855,000
		23,767,710
Insurance - 1.1%
£8,500	American International Group, Inc., 8.625%, 5/22/68 (converts to FRN on 5/22/18) (k)	15,242,222

Lodging - 0.3%
$12,000	Buffalo Thunder Development Authority, 9.375%, 12/15/14 (a)(b)(d)(f)(l) (acquisition cost - $4,320,000; purchased 6/28/12)	3,870,000

Media - 0.6%
7,800	Radio One, Inc., 12.50%, 5/24/16	7,897,500

Miscellaneous Manufacturing - 0.0%
238	Colt Defense LLC, 8.75%, 11/15/17	178,500

Oil & Gas - 1.5%
5,000	Afren PLC, 10.25%, 4/8/19 (k)	5,625,000
5,000	Alliance Oil Co., Ltd., 9.875%, 3/11/15 (k)	5,337,500
16,700	OGX Austria GmbH, 8.50%, 6/1/18 (a)(d)(k)	5,427,500
7,000	Petroleos de Venezuela S.A., 5.50%, 4/12/37 (k)	4,165,000
		20,555,000
Pipelines - 1.6%
15,900	NGPL PipeCo LLC, 7.768%, 12/15/37 (a)(d)(k)	14,071,500
9,740	Rockies Express Pipeline LLC, 6.875%, 4/15/40 (a)(d)(k)	8,425,100
		22,496,600
Retail - 2.6%
£1,950	Aston Martin Capital Ltd., 9.25%, 7/15/18	3,047,413
500	Enterprise Inns PLC, 6.50%, 12/6/18	748,703
3,775	Punch Taverns Finance PLC, 6.82%, 7/15/20 (k)	5,756,243
12,120	Spirit Issuer PLC, 5.472%, 12/28/34 (m)	16,037,500
6,800	Unique Pub Finance Co. PLC, 6.542%, 3/30/21	10,753,570
		36,343,429
Software - 0.7%
	First Data Corp. (a)(d)(k),
$5,000	7.375%, 6/15/19	5,162,500
5,000	8.75%, 1/15/22 PIK	5,162,500
		10,325,000
Telecommunications - 1.1%
8,500	Nokia Oyj, 5.375%, 5/15/19 (k)	8,308,750
7,000	VimpelCom Holdings BV, 7.504%, 3/1/22 (k)	7,262,500
		15,571,250
Transportation - 0.6%
6,500	Aeropuertos Dominicanos Siglo XXI S.A., 9.25%, 11/13/19 (a)(d)(k)	6,548,750
2,850	Western Express, Inc., 12.50%, 4/15/15 (a)(d)(k)	1,895,250
		8,444,000
Total Corporate Bonds & Notes (cost-$457,586,729)		479,593,818

ASSET-BACKED SECURITIES - 25.1%
	Bear Stearns Asset-Backed Securities Trust (m),
4,000	0.743%, 6/25/36	2,989,562
566	2.595%, 10/25/36	361,636
2,871	Bombardier Capital Mortgage Securitization Corp. Trust, 7.44%, 12/15/29 (k)(m)	1,772,019
	Citigroup Mortgage Loan Trust, Inc.,
3,768	5.811%, 3/25/36	2,580,794
648	5.852%, 5/25/36	406,952
	Conseco Finance Securitizations Corp.,
10,664	7.96%, 5/1/31	8,796,300
17,967	7.97%, 5/1/32 (k)	13,036,533

PIMCO Dynamic Income Fund Schedule of Investments

June 30, 2013 (unaudited)

$31,610	8.20%, 5/1/31 (k)	$27,217,287
9,740	9.163%, 3/1/33 (k)(m)	8,852,754
7,000	Conseco Financial Corp., 7.06%, 2/1/31 (k)(m)	7,296,695
	Countrywide Asset-Backed Certificates,
15,000	0.363%, 6/25/47 (k)(m)	11,925,630
5,556	0.393%, 4/25/36 (m)	4,785,471
35	0.993%, 3/25/33 (m)	31,771
2,405	1.573%, 12/25/32 (m)	2,019,914
1,305	4.915%, 2/25/36 (m)	1,269,248
2,613	5.348%, 7/25/36 (m)	2,629,328
4,000	5.505%, 4/25/36 (k)(m)	3,936,336
4,280	5.588%, 8/25/36 (m)	4,122,744
4,769	5.657%, 3/25/34 (m)	5,306,928
550	5.859%, 10/25/46	375,781
10,800	Credit-Based Asset Servicing and Securitization LLC, 5.938%, 10/25/36 (a)(d)	9,029,318
12,502	CSAB Mortgage-Backed Trust, 5.50%, 5/25/37 (k)	10,737,160
	EMC Mortgage Loan Trust (a)(d)(m),
273	0.643%, 12/25/42	237,496
13,399	0.663%, 4/25/42 (k)	11,406,265
1,658	2.443%, 4/25/42	785,282
11,257	GMACM Home Equity Loan Trust, 6.249%, 12/25/37 (k)	11,044,419
4,523	GSAA Trust, 6.205%, 3/25/46	4,544,365
1,948	Home Equity Mortgage Loan Asset-Backed Trust, 6.577%, 12/25/31	903,210
34,106	Legg Mason PT, 6.55%, 3/10/20 (a)(d)(e)(g)	33,159,109
12,360	Lehman XS Trust, 6.17%, 6/25/46 (k)	10,731,250
292	Long Beach Mortgage Loan Trust, 1.243%, 2/25/34 (m)	265,020
27,500	Morgan Stanley Home Equity Loan Trust, 0.423%, 4/25/37 (k)(m)	15,529,910
	Oakwood Mortgage Investors, Inc.,
9,555	5.92%, 9/15/17 (m)	4,690,944
5,831	6.61%, 2/15/21 (m)	3,162,182
26,360	7.40%, 7/15/30 (k)(m)	18,693,322
7,575	7.405%, 12/15/30 (m)	4,547,727
6,123	7.84%, 11/15/29 (k)(m)	6,025,744
2,484	8.49%, 10/15/30	585,609
	Popular ABS Mortgage Pass-Through Trust,
3,663	1.443%, 8/25/35 (m)	1,882,282
8,422	4.955%, 7/25/35 (k)	6,712,450
39	Renaissance Home Equity Loan Trust, 0.693%, 12/25/33 (m)	39,170
11,872	Residential Asset Mortgage Products, Inc., 1.168%, 4/25/34 (k)(m)	9,260,622
9,594	Residential Asset Securities Corp., 0.353%, 6/25/36 (k)(m)	8,833,348
7,800	Sorin Real Estate CDO IV Ltd., 0.806%, 10/28/46 (a)(d)(g)(m)	3,032,673
2,354	Soundview Home Equity Loan Trust, 5.648%, 10/25/36	2,033,838
	South Coast Funding VII Ltd. (a)(d)(g)(m),
196,284	0.54%, 1/6/41 CDO	52,872,090
5,942	0.54%, 1/6/41 CDO (b)(l) (acquisition cost - $1,173,544; purchased 11/8/12)	1,573,648
8,564	Structured Asset Securities Corp., 6.193%, 5/25/32 (k)(m)	4,061,059
1,763	Vanderbilt Acquisition Loan Trust, 7.33%, 5/7/32 (m)	1,928,805
Total Asset-Backed Securities (cost-$313,763,666)		348,022,000

SENIOR LOANS (a)(c)- 7.2%
Auto Components - 0.9%
11,875	Keystone Automotive Operations, Inc., 9.75% - 10.25%, 2/15/16, Term B (b)(l) (acquisition cost - $11,780,913; purchased 7/19/12 - 8/8/12)	12,171,519

Financial Services - 1.1%
14,652	Springleaf Finance Corp., 5.50%, 5/10/17	14,691,279

Food & Beverage - 0.4%
5,193	Candy Intermediate Holdings, Inc., 7.50% - 8.50%, 6/18/18	5,177,254

Hotels/Gaming - 1.1%
15,200	Stockbridge SBE Holdings LLC, 13.00%, 5/2/17, Term B (b)(l) (acquisition cost - $14,963,250; purchased 5/30/12 - 7/10/12)	15,808,000

Real Estate - 3.0%
	Toys R Us Properties Ltd. (g),
£20,000	5.95%, 2/14/20, Term A	30,511,009
5,000	8.25%, 2/14/20, Term B	7,627,752
2,500	10.45%, 2/14/20, Term C	3,830,143
		41,968,904
Telecommunications - 0.7%
$9,975	Univision Communications, Inc., 4.50%, 3/1/20	9,901,973
Total Senior Loans (cost-$96,889,423)		99,718,929

PIMCO Dynamic Income Fund Schedule of Investments

June 30, 2013 (unaudited)

U.S. GOVERNMENT AGENCY SECURITIES (m)- 3.7%
	Fannie Mae, CMO,
$22,096	5.727%, 7/25/41 IO	$2,913,191
32,390	5.877%, 10/25/40 IO	4,628,704
2,238	6.107%, 1/25/38 IO	346,155
1,183	6.157%, 12/25/37 IO	168,564
2,285	6.207%, 12/25/37 IO	376,668
612	6.217%, 6/25/37 IO	69,513
69,413	6.247%, 3/25/37 - 4/25/37 IO	13,031,186
2,580	6.257%, 4/25/37 IO	448,307
657	6.307%, 2/25/37 IO	85,941
2,065	6.327%, 9/25/37 IO	304,810
66,801	6.367%, 6/25/41 IO	10,008,710
488	6.407%, 11/25/35 IO	80,522
612	6.457%, 11/25/36 IO	99,064
2,055	6.527%, 6/25/37 IO	356,734
5,878	6.557%, 10/25/35 IO	1,002,542
5,194	6.577%, 5/25/37 IO	933,664
5,812	6.607%, 11/25/36 IO	1,059,105
6,076	6.787%, 3/25/38 IO	1,404,737
4,703	6.807%, 2/25/38 IO	724,180
4,096	6.907%, 6/25/23 IO	743,992
5,985	11.941%, 1/25/41 (b)	7,158,827
	Freddie Mac, CMO,
1,041	6.218%, 5/15/37 IO	147,239
7,227	6.278%, 7/15/36 IO	1,198,341
2,766	6.388%, 9/15/36 IO	392,538
6,745	6.508%, 4/15/36 IO	877,386
4,714	7.588%, 9/15/36 IO	1,350,748
602	13.969%, 9/15/41 (b)	723,660
659	16.394%, 9/15/34 (b)	856,959
Total U.S. Government Agency Securities (cost-$54,562,600)		51,491,987

U.S. TREASURY OBLIGATIONS - 3.6%
	U.S. Treasury Notes,
4,100	0.25%, 1/31/14 (j)	4,103,284
700	0.25%, 2/28/14 (j)	700,561
18,000	0.25%, 5/31/14	18,011,610
800	0.50%, 11/15/13 (j)	801,203
2,675	0.75%, 12/15/13 (j)	2,682,942
64	1.00%, 1/15/14	64,306
18,900	1.25%, 2/15/14 (j)(k)	19,031,412
5,162	1.25%, 4/15/14 (j)	5,206,058
Total U.S. Treasury Obligations (cost-$50,596,247)		50,601,376

Shares
CONVERTIBLE PREFERRED STOCK - 0.9%
Aerospace & Defense - 0.3%
70,000	United Technologies Corp., 7.50%, 8/1/15	4,155,200

Electric Utilities - 0.6%
151,700	PPL Corp., 8.75%, 5/1/14	8,194,834
Total Convertible Preferred Stock (cost-$11,480,278)		12,350,034

Principal Amount (000s)
SHORT-TERM INVESTMENTS - 8.7%
U.S. Treasury Obligations - 7.2%
$78,187	U.S. Treasury Bills, 0.089%-0.155%, 12/12/13-6/26/14 (j)(k)(n)	78,105,879
	U.S. Treasury Notes,
4,996	0.25%, 3/31/14 (j)(k)	4,999,512
16,300	0.25%, 4/30/14 (j)(k)	16,311,149
300	1.75%, 3/31/14	303,574
Total U.S. Treasury Obligations (cost-$99,717,383)		99,720,114

PIMCO Dynamic Income Fund Schedule of Investments

June 30, 2013 (unaudited)

Repurchase Agreements - 1.5%
$20,300	Credit Suisse Securities (USA) LLC, dated 6/28/13, 0.17%, due 7/1/13, proceeds $20,300,288; collateralized by U.S. Treasury Notes, 2.125%, due 12/31/15, valued at $20,558,821 including accrued interest (cost-$20,300,000)	$20,300,000
Total Short-Term Investments (cost-$120,017,383)		120,020,114

Total Investments (cost-$2,359,951,928) (o)-187.1%		2,596,816,254
Liabilities in excess of other assets-(87.1)%		(1,208,739,396)
Net Assets-100.0%		$1,388,076,858

Notes to Schedule of Investments:

*

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Centrally cleared swaps are valued at the price determined by the relevant exchange.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to Allianz Global Investors Fund Management LLC (the “Investment Manager”) and Pacific Investment Management Company LLC (the “Sub-Adviser”). The Fund’s Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Benchmark pricing procedures are used as the basis for setting the base price of a fixed-income security and for subsequently adjusting the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. The validity of the fair value is reviewed by the Sub-Adviser on a periodic basis and may be amended as the availability of market data indicates a material change.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $786,858,846, representing 56.7% of net assets.

(b)	Illiquid.

(c)

These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on June 30, 2013.

(d)

144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	When-issued or delayed-delivery. To be settled/delivered after June 30, 2013.

(f)	In default.

(g)	Fair-Valued—Securities with an aggregate value of $173,266,733, representing 12.5% of net assets.

(h)	Principal amount less than $500.

(i)	Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(j)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

(k)	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.

(l)	Restricted. The aggregate acquisition cost of such securities is $45,105,513. The aggregate value is $46,329,061, representing 3.3% of net assets.

(m)	Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on June 30, 2013.

(n)	Rates reflect the effective yields at purchase date.

(o)

At June 30, 2013, the cost basis of portfolio securities of $2,359,951,928 was substantially the same for both federal income tax and book purposes. Gross unrealized appreciation was $276,250,595; gross unrealized depreciation was $39,386,269; and net unrealized appreciation was $236,864,326.

(p)	Credit default swap agreements outstanding at June 30, 2013:

OTC sell protection swap agreements(1):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(3)	Credit Spread(2)	Termination Date	Payments Received	Value(4)	Upfront Premiums Received	Unrealized Appreciation
Bank of America:
Nokia Oyj	€2,000	4.78%	6/20/17	5.00%	$24,336	$(250,220)	$274,556
Credit Suisse First Boston:
J.C. Penney Corp., Inc.	$1,500	7.60%	3/20/18	5.00%	(142,319)	(270,000)	127,681
Markit ABX.HE AA 6-2	35,764	†	5/25/46	0.17%	(31,243,253)	(31,785,459)	542,206
Nokia Oyj	€2,500	4.78%	6/20/17	5.00%	30,421	(473,437)	503,858
Nokia Oyj	1,950	4.98%	9/20/17	5.00%	5,927	(421,088)	427,015
Goldman Sachs:
Markit ABX.HE A 6-1	$14,171	†	7/25/45	0.54%	(12,109,391)	(12,346,904)	237,513
Morgan Stanley:
J.C. Penney Corp., Inc.	5,000	7.02%	6/20/17	5.00%	(325,869)	(400,000)	74,131
J.C. Penney Corp., Inc.	5,000	7.14%	9/20/17	5.00%	(361,064)	(412,500)	51,436
					$(44,121,212)	$(46,359,608)	$2,238,396

†	Credit Spread not quoted for asset-backed securities.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year/period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at June 30, 2013 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(q)	Interest rate swap agreements outstanding at June 30, 2013:

Centrally cleared swap agreements:

	Notional		Rate Type			Unrealized
Broker (Exchange)	Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Appreciation (Depreciation)
Credit Suisse First Boston (CME)	$200,000	6/19/20	3-Month USD-LIBOR	1.25%	$(11,643,377)	$(7,928,377)
Credit Suisse First Boston (CME)	134,000	6/20/22	4.00%	3-Month USD-LIBOR	(16,637,269)	9,579,196
Credit Suisse First Boston (CME)	184,000	3/20/43	2.75%	3-Month USD-LIBOR	23,913,012	20,225,489
					$(4,367,634)	$21,876,308

(r)	Forward foreign currency contracts outstanding at June 30, 2013:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value June 30, 2013	Unrealized Appreciation (Depreciation)
Purchased:
77,269,000 British Pound settling 7/2/13	Goldman Sachs	$119,318,790	$117,522,251	$(1,796,539)
2,902,000 British Pound settling 7/2/13	Morgan Stanley	4,483,383	4,413,796	(69,587)
2,943,000 Euro settling 7/2/13	Barclays Bank	3,804,516	3,830,754	26,238
2,692,000 Euro settling 8/2/13	Barclays Bank	3,500,830	3,504,471	3,641
1,748,000 Euro settling 8/2/13	HSBC Bank	2,287,083	2,275,563	(11,520)
4,735,000 Euro settling 9/17/13	JPMorgan Chase	6,350,061	6,165,379	(184,682)
113,326,000 Euro settling 7/2/13	Morgan Stanley	150,449,105	147,510,726	(2,938,379)
113,987,000 Euro settling 7/2/13	Royal Bank of Scotland	149,163,388	148,371,116	(792,272)
Sold:
2,726,000 British Pound settling 7/2/13	Deutsche Bank	4,258,789	4,146,109	112,680
77,269,000 British Pound settling 8/2/13	Goldman Sachs	119,294,449	117,497,525	1,796,924
1,125,000 British Pound settling 7/2/13	Royal Bank of Scotland	1,755,654	1,711,068	44,586
76,320,000 British Pound settling 7/2/13	UBS	115,337,684	116,078,870	(741,186)
2,934,000 Euro settling 8/2/13	Credit Suisse First Boston	3,827,330	3,819,509	7,821
3,604,000 Euro settling 7/2/13	Deutsche Bank	4,829,998	4,691,145	138,853
113,326,000 Euro settling 7/2/13	Morgan Stanley	146,383,421	147,510,725	(1,127,304)
113,987,000 Euro settling 8/2/13	Royal Bank of Scotland	149,187,440	148,389,354	798,086
113,326,000 Euro settling 7/2/13	UBS	150,449,105	147,510,726	2,938,379
				$(1,794,261)

(s)

At June 30, 2013, the Fund held $1,390,000 in cash as collateral and pledged cash collateral of $8,912,000 for derivative contracts. Cash collateral held may be invested in accordance with the Fund’s investment strategy.  Cash collateral of $223,000 was segregated in the Fund’s name, at a third party, but cannot be invested by the Fund.

(t)	Open reverse repurchase agreements at June 30, 2013:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Bank of America	1.346%	6/21/13	7/22/13	$25,487,526	$25,478,000
Barclays Bank	0.31	4/2/13	7/3/13	8,546,261	8,539,618
	0.40	5/29/13	7/1/13	3,818,308	3,816,892
	0.40	6/28/13	9/2/13	3,503,055	3,503,055
	0.40	6/28/13	10/3/13	9,123,787	9,123,787
	0.50	4/4/13	7/5/13	2,696,291	2,693,000
	0.50	4/8/13	7/5/13	1,009,176	1,008,000
	0.55	6/20/13	9/20/13	5,842,943	5,841,953
	0.65	2/27/13	2/25/15	4,955,069	4,944,000
	0.65	5/3/13	8/5/13	9,172,761	9,163,000
	0.65	6/21/13	9/18/13	30,400,488	30,395,000
	0.65	6/25/13	9/25/13	29,667,214	29,664,000
	0.71	4/4/13	7/5/13	26,687,237	26,641,000
	0.71	4/8/13	7/5/13	4,865,063	4,857,000
	0.71	5/28/13	8/28/13	13,589,106	13,580,000
	0.75	5/28/13	8/28/13	12,383,766	12,375,000
	1.00	6/24/13	9/24/13	14,531,463	14,528,652
	1.10	4/16/13	7/17/13	11,674,047	11,647,000
	1.276	4/26/13	7/26/13	44,061,835	43,959,000
	1.279	4/9/13	7/5/13	2,728,020	2,719,999
	1.35	6/20/13	9/20/13	4,415,171	4,413,354
	1.523	6/18/13	9/19/13	13,526,435	13,519,000
	1.523	6/19/13	9/19/13	6,191,367	6,188,000
	1.523	6/24/13	9/24/13	11,426,383	11,423,000
	1.524	6/7/13	9/6/13	6,371,467	6,365,000
	1.525	6/5/13	9/5/13	5,776,355	5,770,000
	1.526	4/25/13	7/22/13	23,444,395	23,378,000
	1.526	4/26/13	7/26/13	8,932,922	8,908,000
	1.526	5/1/13	8/1/13	2,945,597	2,938,000
Citigroup	0.944	6/6/13	7/11/13	6,633,346	6,629,000
	1.027	4/17/13	7/17/13	6,712,331	6,698,000
Credit Suisse First Boston	0.45	6/14/13	9/16/13	21,047,472	21,043,000
	1.60	5/16/13	7/15/13	8,675,701	8,658,000
	1.60	5/17/13	7/18/13	54,999,780	54,890,000
	1.60	5/23/13	7/23/13	24,740,810	24,698,000
	1.60	5/28/13	7/30/13	4,947,465	4,940,000
	1.60	5/30/13	7/31/13	13,914,762	13,895,000
	1.60	6/4/13	8/5/13	70,865,937	70,781,000
	1.60	6/5/13	8/7/13	12,646,597	12,632,000
	1.60	6/13/13	8/14/13	7,174,735	7,169,000
	1.60	6/20/13	8/21/13	47,985,448	47,962,000
Deutsche Bank	(2.00)	5/20/13	5/17/15	8,124,997	8,144,000
	(1.00)	3/25/13	3/22/15	1,656,478	1,661,000
	0.58	5/30/13	8/29/13	3,905,012	3,903,000
	0.58	6/28/13	9/26/13	18,485,893	18,485,000
	0.60	6/28/13	10/7/13	30,263,000	30,263,000
	0.68	4/2/13	7/3/13	33,189,914	33,135,000
	0.68	4/3/13	7/3/13	9,544,020	9,528,000
	0.68	4/9/13	7/3/13	2,002,134	1,999,000
	0.68	5/8/13	7/3/13	947,966	947,000
JPMorgan Chase	1.476	4/25/13	7/24/13	15,388,155	15,346,000
Morgan Stanley	1.10	5/7/13	7/12/13	12,101,303	12,081,000
	1.15	5/7/13	7/12/13	7,226,675	7,214,000
Royal Bank of Canada	0.45	6/14/13	9/17/13	9,441,006	9,439,000
	1.273	5/6/13	8/6/13	15,121,886	15,092,000
	1.273	5/29/13	8/29/13	17,252,108	17,232,000
	1.274	6/11/13	9/11/13	12,006,492	11,998,000
	1.275	5/9/13	8/9/13	73,015,800	72,879,000
	1.279	4/9/13	7/8/13	38,284,561	38,171,999
	1.28	4/29/13	7/29/13	16,544,978	16,508,000
	2.292	5/14/13	5/14/14	63,909,788	63,620,000
Royal Bank of Scotland	0.50	5/15/13	7/23/13	10,763,111	10,756,050
	1.192	6/24/13	7/26/13	12,643,930	12,641,000
	1.193	5/30/13	7/1/13	10,072,670	10,062,000
	1.193	6/17/13	7/18/13	10,690,958	10,686,000
	1.195	6/28/13	8/1/13	9,852,000	9,852,000
	1.526	4/25/13	7/25/13	7,041,943	7,022,000
	1.543	6/6/13	7/11/13	8,768,386	8,759,000
	1.543	6/17/13	7/18/13	28,965,370	28,948,000
	1.545	6/28/13	7/24/13	10,837,395	10,836,000
	1.625	6/5/13	9/5/13	7,813,159	7,804,000
	1.627	4/15/13	7/16/13	5,585,370	5,566,000
UBS	0.40	4/23/13	7/23/13	44,335,481	44,301,353
	0.55	6/21/13	12/20/13	21,068,218	21,065,000
	0.58	6/21/13	12/20/13	4,946,797	4,946,000
	2.533	3/26/13	10/4/13	3,257,080	3,235,000
					$1,211,500,712

(u)

The weighted average daily balance of reverse repurchase agreements during the three months ended June 30, 2013 was $1,188,063,089 at a weighted average interest rate of 1.22%. Total value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at June 30, 2013 was $1,404,933,855.

At June 30, 2013, the Fund held U.S. Treasury Obligations and Mortgage-Backed Securities valued at $331,392 and $6,743,466, respectively, and $454,000 in cash as collateral for open reverse repurchase agreements. Cash collateral held may be invested in accordance with the Fund’s investment strategy. Securities held as collateral will not be pledged and are not reflected in the Schedule of Investments.

Glossary:

ABX.HE - Asset-Backed Securities Index Home Equity

£ - British Pound

CDO - Collateralized Debt Obligation

CME - Chicago Mercantile Exchange

CMO - Collateralized Mortgage Obligation

€ - Euro

FRN - Floating Rate Note

IO - Interest Only

LIBOR - London Inter-Bank Offered Rate

MBIA - insured by MBIA Insurance Corp.

OTC - Over-the-Counter

PIK - Payment-in-Kind

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•                  Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

•                  Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•                  Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps — Credit default swaps traded over-the-counter (“OTC”) are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps — OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans — Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. These quoted prices are based on interest rates, yield curves, option adjusted spreads and credit spreads. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The valuation techniques used by the Fund to measure fair value during the three months ended June 30, 2013 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

A summary of the inputs used at June 30, 2013 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments for more detailed information on Investments in Securities and Other Financial Instruments):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 6/30/13
Investments in Securities - Assets
Mortgage-Backed Securities	$—	$1,394,357,687	$40,660,309	$1,435,017,996
Corporate Bonds & Notes	—	479,593,818	—	479,593,818
Asset-Backed Securities	—	257,384,480	90,637,520	348,022,000
Senior Loans:
Auto Components	—	—	12,171,519	12,171,519
Hotels/Gaming	—	—	15,808,000	15,808,000
Real Estate	—	—	41,968,904	41,968,904
All Other	—	29,770,506	—	29,770,506
U.S. Government Agency Securities	—	51,491,987	—	51,491,987
U.S. Treasury Obligations	—	50,601,376	—	50,601,376
Convertible Preferred Stock	12,350,034	—	—	12,350,034
Short-Term Investments	—	120,020,114	—	120,020,114
	12,350,034	2,383,219,968	201,246,252	2,596,816,254
Other Financial Instruments* - Assets
Credit Contracts	—	2,238,396	—	2,238,396
Foreign Exchange Contracts	—	5,867,208	—	5,867,208
Interest Rate Contracts	—	29,804,685	—	29,804,685
	—	37,910,289	—	37,910,289
Other Financial Instruments* - Liabilities
Foreign Exchange Contracts	—	(7,661,469)	—	(7,661,469)
Interest Rate Contracts	—	(7,928,377)	—	(7,928,377)
	—	(15,589,846)	—	(15,589,846)
Totals	$12,350,034	$2,405,540,411	$201,246,252	$2,619,136,697

At June 30, 2013, there were no transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the three months ended June 30, 2013, was as follows:

	Beginning Balance 3/31/13	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)		Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3**	Ending Balance 6/30/13
Investments in Securities - Assets
Mortgage-Backed Securities	$59,476,261	$—	$(14,174)	$30,851	$(401,431	)†	$(1,275,326)	$—	$(17,155,872)	$40,660,309
Asset-Backed Securities	54,059,850	33,895,758	(1,145,961)	414,994	894,737		2,518,142	—	—	90,637,520
Senior Loans:
Auto Components	12,078,543	—	(25,390)	6,479	618		111,269	—	—	12,171,519
Hotels/Gaming	16,530,000	—	—	12,140	—		(734,140)	—	—	15,808,000
Real Estate	42,108,179	—	—	—	—		(139,275)	—	—	41,968,904
Totals	$184,252,833	$33,895,758	$(1,185,525)	$464,464	$493,924		$480,670	$—	$(17,155,872)	$201,246,252

† Relates to paydown shortfall

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at June 30, 2013:

	Ending Balance at 6/30/13	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities - Assets
Mortgage-Backed Securities	$40,187,381	Benchmarked Pricing	Security Price Reset	$105.03
	472,928	Interest Only Weighted Average Life Model	Security Price Reset	$5.39
Asset-Backed Securities	90,637,520	Benchmarked Pricing	Security Price Reset	$26.48-$38.88
Senior Loans	41,968,904	Benchmarked Pricing	Security Price Reset	$152.56-$153.21
	27,979,519	Third-Party Pricing Vendor	Single Broker Quote	$102.50-$104.00

* Other financial instruments are derivatives, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

** Transferred out of Level 3 into Level 2 because an evaluated price with observable inputs from a third-party pricing vendor became available.

The net change in unrealized appreciation/depreciation of Level 3 investments held at June 30, 2013 was $1,007,566.

Item 2. Controls and Procedures

(a) The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

(a) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: PIMCO Dynamic Income Fund

By	/s/ Brian S. Shlissel
Brian S. Shlissel,
President & Chief Executive Officer

Date: August 16, 2013

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna,
Treasurer, Principal Financial & Accounting Officer

Date: August 16, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
Brian S. Shlissel,
President & Chief Executive Officer

Date: August 16, 2013

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna,
Treasurer, Principal Financial & Accounting Officer

Date: August 16, 2013